UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/25/2012

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3993 West Sam Houston Parkway North Suite 100 Houston, Texas	77043-1221
(Address of Principal Executive Offices)	(Zip Code)
713-359-7000
(Registrant's telephone number, including area code)

Commission File Number:  0-28778

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Asset Purchase Agreement

Tesco Corporation, an Alberta corporation (the “Company”), has entered into an Asset Purchase Agreement dated April 29, 2012 with Schlumberger Oilfield Holdings Ltd., a British Virgin Islands company, and Schlumberger Technology Corporation, a Texas corporation (together, the “Schlumberger Group”) to sell to the Schlumberger Group the Company's CASING DRILLING™ division for forty-five million dollars ($45,000,000) cash (the “Asset Purchase Agreement”). The closing of the transaction is expected to occur on or before May 30, 2012 (the “Closing”).

The foregoing description is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is attached hereto as Exhibit 10.1. The press release announcing the execution of the Asset Purchase Agreement is attached hereto as Exhibit 99.1. Both documents are incorporated herein by reference.

Second Amended and Restated Credit Agreement

On April 27, 2012, the Company and Tesco US Holding LP, an indirect, wholly-owned subsidiary of the Company (collectively, the "Borrowers"), entered into a second amended and restated credit agreement (the “Second Amended and Restated Credit Agreement”) among the Borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents and lenders party thereto. The Second Amended and Restated Credit Agreement modifies the terms of the Borrowers' existing revolving credit facility (as so amended, the “Revolving Facility”). The following is a summary of the material terms of the amendments to the Revolving Facility set forth in the Second Amended and Restated Credit Agreement and is qualified in its entirety by reference to the full text of the Second Amended and Restated Credit Agreement that is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

The Second Amended and Restated Credit Agreement provides for, among other things:

•	$125 million revolving credit including letters of credit and swingline loans.

•	$50 million availability for letters of credit.

•	$20 million of swingline loans with the ability to borrow in Canadian funds.

•	$50 million allowance for other unsecured debt.

•	$75 million accordion feature.

The Second Amended and Restated Credit Agreement will be available for working capital and other corporate purposes. The Agreement contains affirmative and negative covenants usual and customary for facilities of this size and purpose. The Agreement matures in April 2017.

The obligations of the Borrowers under the Second Amended and Restated Credit Agreement are guaranteed by the Company and its American and Canadian subsidiaries. Other subsidiaries will be added as Guarantors in the future. In accordance with the terms of the Second Amended and Restated Credit Agreement, the Company and its American and Canadian subsidiaries executed a Company Guaranty, dated as of April 29, 2012 (the “Guaranty”), in favor of JPMorgan Chase Bank, N.A. and the lenders.

Certain lenders that are a party to the Second Amended and Restated Credit Agreement have in the past performed, and may in the future from time to time perform, investment banking, financial advisory, lending or commercial banking services for the Company and its subsidiaries, for which they have received, and may in the future receive, customary compensation and reimbursement of expenses.

Item 7.01.    Regulation FD Disclosure

The Company issued a press release on April 25, 2012 announcing that it has scheduled a conference call to discuss first quarter 2012 results on Friday, May 4, 2012 at 10:00AM Central Time. Financial results for the first quarter of 2012 are expected to be released Thursday, May 3, 2012 after the market closes. Individuals who wish to participate in the conference call should dial US/Canada (877) 312-5422 or International (253) 237-1122 approximately five to ten minutes prior to the scheduled start time of the call. The conference ID for this call is 70177502.

The conference call and all questions and answers will be recorded and made available until June 4, 2012. To listen to the recording, call (855) 859-2056 or (404) 537-3406 and enter conference ID 70177502.

The conference call will be webcast live as well as for on-demand listening at the Company's web site, www.tescocorp.com. Listeners may access the call through the “Conference Calls” link in the Investor Relations section of the site.

The Company is a global leader in the design, manufacture and service of technology based solutions for the upstream energy industry. The Corporation seeks to change the way people drill wells by delivering safer and more efficient solutions that add real value by reducing the costs of drilling for and producing oil and gas.

A copy of the Press Release is furnished as Exhibit 99.2 and incorporated herein by reference.

Caution Regarding Forward-Looking Information; Risk Factors
This press release contains forward-looking statements within the meaning of Canadian and United States securities laws, including the United States Private Securities Litigation Reform Act of 1995. From time to time, our public filings, press releases and other communications (such as conference calls and presentations) will contain forward-looking statements. Forward-looking information is often, but not always identified by the use of words such as "anticipate", "believe", "expect", "plan", "intend", "forecast", "target", "project", "may", "will", "should", "could", "estimate", "predict" or similar words suggesting future outcomes or language suggesting an outlook. Forward-looking statements in this press release include, but are not limited to, statements with respect to expectations of our prospects, future revenue, earnings, activities and technical results.
Forward-looking statements and information are based on current beliefs as well as assumptions made by, and information currently available to, us concerning anticipated financial performance, business prospects, strategies and regulatory developments. Although management considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect. The forward-looking statements in this press release are made as of the date it was issued and we do not undertake any obligation to update publicly or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific, and risks that outcomes implied by forward-looking statements will not be achieved. We caution readers not to place undue reliance on these statements as a number of important factors could cause the actual results to differ materially from the beliefs, plans, objectives, expectations and anticipations, estimates and intentions expressed in such forward-looking statements.
These risks and uncertainties include, but are not limited to, the impact of changes in oil and natural gas prices and worldwide and domestic economic conditions on drilling activity and demand for and pricing of our products and services, other risks inherent in the drilling services industry (e.g. operational risks, potential delays or changes in customers' exploration or development projects or capital expenditures, the uncertainty of estimates and projections relating to levels of rental activities, uncertainty of estimates and projections of costs and expenses, risks in conducting foreign operations, the consolidation of our customers, and intense competition in our industry), risks, including litigation, associated with our intellectual property and with the performance of our technology. These risks and uncertainties may cause our actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements. When relying on our forward-looking statements to make decisions, investors and others should carefully consider the foregoing factors and other uncertainties and potential events.
Copies of our Canadian public filings are available at www.tescocorp.com and on SEDAR at www.sedar.com. Our U.S. public filings are available at www.sec.gov and at www.tescocorp.com.
The risks included here are not exhaustive. Refer to "Part I, Item 1A - Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2011 for further discussion regarding our exposure to risks. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such factors, nor to assess the impact such factors might have on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results.

 Item 9.01    Financial Statements and Exhibits.

Exhibit	Exhibit Description
10.1
Asset Purchase Agreement dated April 29, 2012. The schedules and other attachments to the Asset Purchase Agreement in this Exhibit 10.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A description of the omitted schedules and attachments is contained within the Asset Purchase Agreement. Tesco Corporation hereby agrees to furnish a copy of any omitted schedule and attachment to the Commission upon request.

10.2
Second Amended and Restated Credit Agreement dated April 27, 2012. The schedules and other attachments to the Second Amended and Restated Credit Agreement in this Exhibit 10.2 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A description of the omitted schedules and attachments is contained within the Second Amended and Restated Credit Agreement. Tesco Corporation hereby agrees to furnish a copy of any omitted schedule and attachment to the Commission upon request.

99.1	Press Release, dated April 30, 2012.
99.2	Press Release, dated April 25, 2012.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: May 1, 2012	By:	/s/ Dean Ferris
Dean Ferris, Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Exhibit Description
10.1
Asset Purchase Agreement dated April 29, 2012. The schedules and other attachments to the Asset Purchase Agreement in this Exhibit 10.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A description of the omitted schedules and attachments is contained within the Asset Purchase Agreement. Tesco Corporation hereby agrees to furnish a copy of any omitted schedule and attachment to the Commission upon request.

10.2
Second Amended and Restated Credit Agreement dated April 27, 2012. The schedules and other attachments to the Second Amended and Restated Credit Agreement in this Exhibit 10.2 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A description of the omitted schedules and attachments is contained within the Second Amended and Restated Credit Agreement. Tesco Corporation hereby agrees to furnish a copy of any omitted schedule and attachment to the Commission upon request.

99.1	Press Release, dated April 30, 2012.
99.2	Press Release, dated April 25, 2012.